TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated May 1, 2020,

to the Prospectus dated May 1, 2020

Important change to the TIAA Separate Account VA-1

The Management Committee of TIAA Separate Account VA-1 (the “separate account”) has approved a change to the separate account’s diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the separate account will continue to track its benchmark index even if the separate account becomes non-diversified under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the separate account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company.

Contractowner approval will not be sought if the separate account crosses from diversified to non-diversified status under such circumstances.

The following language has been added to the end of the sub-section entitled “Investment mix” in the section entitled “The separate account” in the separate account’s Prospectus:

The SIA is classified as a diversified investment company, as defined under the 1940 Act. However, the SIA may become non-diversified under the 1940 Act without the approval of SIA contractowners solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000 Index, which the SIA seeks to track.

The following sentence has been added to the end of “Market Risk” within the sub-section entitled “Principal risks of investing in the SIA” in the section entitled “The separate account” in the separate account’s Prospectus:

From time to time, the SIA may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the SIA more vulnerable to adverse developments affecting such sectors or industries.

The following risk has been added to the end of the sub-section entitled “Principal risks of investing in the SIA” in the section entitled “The separate account” in the separate account’s Prospectus:

•	Non-Diversification Risk—While the SIA is considered to be a diversified investment company under the 1940 Act, the SIA may become non-diversified under the 1940 Act without SIA contractowner approval when necessary to continue to track its benchmark index. Non-diversified status means that the SIA can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated May 1, 2020, to the Statement of Additional Information (“SAI”)
dated May 1, 2020

Important Change to the TIAA Separate Account VA-1

The Management Committee of TIAA Separate Account VA-1 (the “separate account”) has approved a change to the separate account’s diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the separate account will continue to track its benchmark index even if the separate account becomes non-diversified under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the separate account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company.

Contractowner approval will not be sought if the separate account crosses from diversified to non-diversified status under such circumstances.

The following language has been added in the SAI as a new second paragraph under the section entitled “Investment restrictions”:

The separate account is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #4 below. However, the separate account may become non-diversified under the 1940 Act without the approval of separate account contractowners solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index.

The following language is now included in the SAI as Restriction #4 under the section entitled “Investment restrictions”:

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index;